Exhibit 99.1

NANO Nuclear Energy Announces Closing of

$10,250,000 Initial Public Offering

First Portable Nuclear Microreactor Company Publicly Listed in the U.S.

NANO Nuclear seeking to be a diversified and vertically integrated technology-driven nuclear energy company with a focus on portable micro nuclear reactors, nuclear fuel fabrication and nuclear fuel transportation.

New York, N.Y. May 13, 2024 -- NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear”), an emerging vertically integrated microreactor and advanced nuclear technology company led by a world-class nuclear engineering team developing proprietary, portable, and clean energy solutions, is pleased to announce the closing of its initial public offering of 2,562,500 shares of common stock at a price to the public of $4.00 per share on May 10, 2024.

The gross proceeds to NANO Nuclear from the offering, before deducting underwriting discounts and commissions and other offering expenses, were $10,250,000, and net proceeds were approximately $9,000,000. The shares sold in the offering began trading on the Nasdaq Capital Market under the symbol “NNE” on May 8, 2024.

NANO Nuclear believes that it is the first U.S. publicly listed company focusing on the design and development of portable nuclear microreactors. According to the U.S. Department of Energy, microreactor designs vary, but most are designed to produce 1 to 20 megawatts of thermal energy that could be used directly as heat or converted to electric power. NANO Nuclear’s current microreactor designs are for reactors that would produce 1 to 2 megawatts of electric output.

In addition, unlike other small or micro nuclear reactor companies, NANO Nuclear is seeking to become diversified and vertically integrated with multiple potential streams of revenue, including microreactor development, nuclear fuel fabrication, nuclear fuel transportation and nuclear industry consulting services.

NANO Nuclear intends to use the net proceeds from its initial public offering to continue the research and development of its proprietary microreactor designs, ‘ZEUS’ and ‘ODIN’; advance its exclusive patented license to transport commercial quantities of HALEU fuel needed for the future of the advanced nuclear industry; develop a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors and the broader advanced nuclear reactor industry, as well as general corporate purposes and working capital.

The Benchmark Company, LLC acted as the sole book-running representative for the offering. Ellenoff Grossman & Schole LLP acted as counsel to NANO Nuclear. Lucosky Brookman LLP acted as counsel to The Benchmark Company. Withum Smith+Brown PC are NANO Nuclear’s registered independent auditors.

A registration statement relating to NANO Nuclear’s initial public offering was filed with the Securities and Exchange Commission and was declared effective on May 6, 2024. This registration statement can be obtained by visiting the SEC website at www.sec.gov. Please see such registration statement for additional information regarding NANO Nuclear.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NANO Nuclear Energy Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an emerging, advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across four business lines: (i) cutting edge portable microreactor technology, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation and (iv) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s products in technical development are “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

For more corporate information please visit: https://NanoNuclearEnergy.com/

PLEASE FOLLOW OUR SOCIAL MEDIA PAGES HERE:

NANO Nuclear Energy TWITTER

NANO Nuclear Energy LINKEDIN

NANO Nuclear Energy YOUTUBE

Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “seek,” “could”, “would” or “may” and other words of similar meaning. These forward-looking statements (including statements regarding our business plans and objectives as described herein) are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) the early-stage nature of our company and the significant time and funding it will take to reach the regulatory approval and revenue generating stages; (ii) risks related to our U.S. Department of Energy (“DOE”) nuclear fuel manufacturing submission and the development of new or advanced technology, including difficulties with design and testing, cost overruns, development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations; (iv) risks related to uncertainty regarding our ability to commercially deploy a competitive advanced nuclear microreactor technology, (iv) risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and similar risks and uncertainties associated with the business of an early-stage up business operating a highly regulated industry. These risk factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Also, these and other risks concerning our programs and operations are described in additional detail in our Registration Statement on Form S-1, which was declared effective on May 6, 2024, and our other SEC filings, which can be accessed at https://www.sec.gov and our website at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release, and all forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake and expressly disclaim any obligation to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

For further information, please contact:

Email: Info@NanoNuclearEnergy.com

Business Tel: (212) 634-9206